INDEPENDENT CONTRACTOR AGREEMENT 1 This Agreement is made and entered into by Super Micro Computer, Inc. (hereinafter referred to as “the Company”) and Don Clegg (hereinafter referred to as “the Contractor”). The Contractor agrees to provide to the Company certain services as set forth in Exhibit A on an independent contractor basis as follows: This Agreement shall commence on May 16, 2026 (“Effective Date”), and shall terminate on November 15, 2026, unless renewed by the Company. Upon the Contractor’s completion of the Services described on Exhibit A, the Company does not have any obligation to continue to offer the Contractor new or additional opportunities to provide services to the Company. However, if the Company does offer the Contractor new or additional opportunities to provide services to the Company, and if the Contractor agrees to provide the offered new or additional services, the Contractor shall provide such new or additional services pursuant to, and on the same terms and conditions as are set forth in, this Agreement, or pursuant to the terms and conditions set forth in a subsequent written agreement between the parties which describes such new or additional services. 1. The Contractor’s Fees: The Contractor’s Fees for providing the Services shall be calculated as set forth on Exhibit A to this Agreement. a. Fees: The Contractor may earn Fees, which are calculated in accordance with the Fee schedule set forth in Exhibit A to this Agreement. b. Invoices: The Contractor shall provide the Company with monthly invoices for any Fees which have been earned. The Contractor’s invoice shall identify the completed Services provided by the Contractor, or mutually agreed part thereof, for which a Fee is being charged. Each invoice must include detailed and itemized descriptions of each service performed, the date(s) of any such services, and the hours worked for each such date(s). c. The Company shall pay approved invoices under its established procedures for payment of vendor invoices. d. Authorized Expenses: The Contractor will be reimbursed for pre-approved expenses in the performance of the Agreement pursuant to the Company’s Travel and Business Expense Reimbursement Policy and Procedures. e. Taxes: The Contractor is solely responsible for all taxes, domestic or foreign, including but not limited to income and self-employment taxes. The Company shall provide the Contractor with a Form 1099 and its State equivalent on all amounts paid by the Company to the Contractor. The Contractor agrees that the Company will not deduct or withhold State, local, United States or foreign income or other taxes or make other employment tax or benefit withholdings or contributions (such as, social security, disability insurance and unemployment insurance benefits, etc.) from the Fees paid to the Contractor. 2. Nondisclosure and Duty of Confidentiality. The Contractor understands that the Company has spent significant time, effort, and money to develop certain confidential and proprietary information and trade secrets (hereinafter “Confidential Information”). “Confidential Information” means any and all proprietary and/or confidential data and information that it may Docusign Envelope ID: 053EE0B5-2DF7-88FF-8146-2BEB220AF4E2

INDEPENDENT CONTRACTOR AGREEMENT 2 disclose (directly or indirectly, whether in writing or other tangible form, or orally, visually, electronically or other intangible form) to the Contractor (including, without limitation, data and information related to: products and roadmaps, marketing plans, strategies, business plans, finances and prices, customers, suppliers, vendors, business partners, services, software, hardware, research and development, methods, techniques, drawings, designs, specifications, know-how, ideas, inventions (patentable or otherwise) or patents), whether or not marked as “confidential” or “proprietary” or the like when disclosed, or a reasonable person would recognize as confidential or proprietary considering the nature of the information and the circumstances of disclosure. The Confidential Information does not include, and is expressly distinguished from, general information and knowledge of a non-confidential nature which is inherently available in any employment. The Contractor understands that this Confidential Information may be communicated to, learned of, produced or acquired by the Contractor in the course of the Contractor’s Services to the Company, and that any such Confidential Information has been or will be disclosed to the Contractor in trust, and that the Contractor has been placed in a position to discover such Confidential Information by virtue of the trust and confidence reposed in the Contractor by the Company. The Contractor understands that the Company wishes to contract for the Contractor’s Services only if in doing so it can protect its Confidential Information and goodwill. The Contractor understands and agrees that at all times the Confidential Information is owned solely and exclusively by the Company. The Contractor agrees to hold all such Confidential Information in trust and confidence for the Company’s sole benefit and use. The Contractor agrees that, at all times during and after the termination of this Agreement and/or the Contractor’s relationship with the Company, the Contractor will not disclose any of the Confidential Information to any person or entity. The Contractor agrees that, at all times during and after the termination of this Agreement and/or the Contractor’s relationship with the Company, the Contractor will not directly or indirectly use any of the Confidential Information for the direct or indirect benefit of any other person or entity, including but not limited to the Contractor or any other person or entity to whom the Contractor provides services on an independent contractor or employee basis now or in the future. The Contractor acknowledges that a breach of any material provision of this Section will cause irreparable injury to the Company. Therefore, the Contractor agrees that an injunction may be obtained restraining such breach as a matter of course in any action instituted for that purpose, without limitation on any other or additional remedies which the Company may seek against the Contractor. This Section shall survive the termination of this Agreement for any reason. 3. No Conflicting Employment and Business Interests. The Contractor agrees that at all times during this Agreement, he/she will not directly or indirectly provide, engage in, or participate in any other employment, services or business interest, and will not provide any services or assistance to any other person or entity, which is related to or in competition with the business in which the Company is now involved or becomes involved during the term of the Agreement, nor will he/she engage in any other activities that conflict with his/her duties and obligations to, or the interests of, the Company. Docusign Envelope ID: 053EE0B5-2DF7-88FF-8146-2BEB220AF4E2

INDEPENDENT CONTRACTOR AGREEMENT 3 4. Anti-Corruption. The Contractor shall not participate in any corrupt practices in relation to this Agreement or during the performance and course of Contractor’s Job Duties. Corruption should be defined to include, but not limited to, bribery, extortion, fraud, deception, collusion, cartels, abuse of power, embezzlement, trading in influence, money laundering, and any similar criminal activity. 5. Trading on the Company’s Securities. The Contractor acknowledges that certain of the Company’s securities are registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that certain of the Company’s securities are publicly traded. Accordingly, the Contractor agrees that so long as the Contractor possesses information about the Company that may be considered “material non-public information” for purposes of the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, including Regulation FD, the Contractor shall not, directly or indirectly purchase or sell, in any way, shape or form (including, but not limited to, pursuant to a “hedging” transaction (whether or not such transaction involves the actual exchange of securities) or “short selling”), directly or indirectly, the Company’s securities. The Contractor additionally agrees that so long as this Agreement is in force, the Contractor is bound by the Company’s Insider Trading Policy, the current copy of which is available at the Company’s Investor Relations website at https://www.supermicro.com/about/policies/Insider_Trading_Policy.pdf. 6. Independent Contractor Relationship. The Parties agree that the relationship between them is that of independent contractor and that neither Party shall have any authority to represent or bind the other and that neither Party shall hold itself out or have any authority as an agent of the other for any purpose whatsoever. Nothing herein shall be construed as creating a principal and agent, joint venture, or any other type of relationship besides independent contractor between the Contractor and the Company. 7. Termination. a. This Agreement shall terminate automatically, without notice, immediately upon the completion of the Services. b. This Agreement may be terminated before the term of the Agreement by either party by providing 30 days’ advance written notice of the intent to terminate this Agreement. Such notice shall be sent to the Contractor’s address on Exhibit A and to the Company at 980 Rock Ave, San Jose, CA 95131, Attention: Legal Department. c. Upon termination of the Agreement for any reason, the Company’s sole duty and obligation shall be to pay the Contractor any Fees earned on or before the termination date, and to reimburse the Contractor for any Authorized Expenses which the Contractor has incurred on or before the termination date. d. Within three (3) days from the termination date, the Contractor shall return to the Company any and all of the Company’s property in the Contractor’s possession, custody or control, including without limitation any and all records, information, and data, however stored, and all copies thereof. Docusign Envelope ID: 053EE0B5-2DF7-88FF-8146-2BEB220AF4E2

INDEPENDENT CONTRACTOR AGREEMENT 4 8. Compliance With Applicable Laws. The Contractor warrants that all material supplied and work performed under this Agreement complies with or will comply with all applicable federal, state, local, and foreign laws, regulations and rules of any kind. The Contractor agrees not to export, directly or indirectly, any U.S. source technical data acquired from the Company, or any products utilizing such data, to any country or countries outside the United States to which such export may be in violation of any applicable export laws and/or regulations of the United States. Nothing in this section releases the Contractor from any obligation stated elsewhere in this Agreement not to disclose such data. This Section shall survive the termination of this Agreement for any reason. 9. Indemnification/Release. The Contractor shall indemnify, defend and hold harmless the Company and its subsidiaries and related entities, and their shareholders, officers, agents, directors and employees, and all others related to them, and each of them, against any claim, loss, judgment, and expense (including reasonable attorneys’ and expert witnesses’ fees and costs) resulting in any way from any act, omission or negligence on the part of the Contractor in the performance or failure to perform the Contractor’s Services under this Agreement, excepting only those losses which are due solely and directly to the Company’s gross negligence. 10. Choice of Law and Arbitration. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of California. If a dispute arises related to this Agreement, or its breach, and the Parties have not been successful in resolving such dispute through negotiation, the Parties agree to attempt to resolve the dispute through binding arbitration by submitting the dispute to a sole arbitrator selected by the Parties in accordance with the rules of the American Arbitration Association (“AAA”) for commercial arbitration. Any such arbitration will be held in San Jose, California. Each Party shall bear its own expenses and an equal share of the expenses of the arbitrator and the fees of the AAA. Nothing in this Section shall be construed to preclude any Party from seeking injunctive relief in order to protect its rights pending arbitration. 11. Attorney’s Fees. The prevailing party in any arbitration, litigation, action or proceeding to interpret, for breach of, or to enforce this Agreement shall be entitled to recover the reasonable attorney’s fees and costs incurred by the prevailing Party in the prosecution or defense of said action, in addition to any other relief to which the Party is otherwise entitled. 12. Severable Provisions. If any term or provision of this Agreement is finally held by a court of competent jurisdiction to be void or unenforceable for any reason, then the same may be severed from this Agreement without affecting the validity or enforceability of the remaining terms or provisions of this Agreement, which shall remain in full force and effect. 13. No Other Agreements. This Agreement is a complete expression of the Parties’ agreements with respect to the services described herein and supersedes all prior and contemporaneous agreements, understandings and practices, whether oral or written. This Agreement may not be modified except in a subsequent writing signed and dated by both parties. Docusign Envelope ID: 053EE0B5-2DF7-88FF-8146-2BEB220AF4E2

INDEPENDENT CONTRACTOR AGREEMENT 5 SUPER MICRO COMPUTER, INC. CONTRACTOR Sign: _______________________________ Sign: ___________________ Name: Jenny Chan Name: Don Clegg Title: VP, Global Human Resources Title: Sales Consultant Date: Date Docusign Envelope ID: 053EE0B5-2DF7-88FF-8146-2BEB220AF4E2 5/14/2026 5/14/2026

INDEPENDENT CONTRACTOR AGREEMENT 6 EXHIBIT A Contractor’s Name: Don Clegg Contractor’s Address: 245 Remington Loop, Danville, California 94526 The Contractor is independently engaged in the following business group: • Sales Consultant/ 100 / Sales Team - General Services to be performed, including but not limited to: • Work with the CEO and company management as required to provide a smooth transition in the areas of sales. • Advising Supermicro executives and senior management on historical matters that have relevance and assist in the development of plans for the company. • Helping to facilitate the effective enhancement and provision of a wide range of innovative, efficient and effective programs. Identify the related issues that require follow-up or investigation and to offer subject matter expertise to managers. • Provide internal consultation on all other corporate sales related projects. Fee Schedule: There will be a monthly fee for services of US$19,450.00 (Nineteen Thousand Four Hundred Fifty US dollars). Service Period: Services shall commence on May 16, 2026 (“Effective Date”), for up to 40 hours per month, and shall terminate upon the completion of the Services on November 15, 2026, unless otherwise renewed by the Company. Docusign Envelope ID: 053EE0B5-2DF7-88FF-8146-2BEB220AF4E2